                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of report (Date of earliest event reported): February 10, 1999


                                Fresh Foods, Inc.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)



North Carolina                          0-7277                  33-0213512
--------------                          ------                  ----------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
of Incorporation)                    File Number)           Identification No.)


3437 East Main Street, Claremont, NC                                       28610
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code:  (704) 459-7626



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Item 5.  Other Events

         The registrant hereby files its press releases dated January 19, 1999 and February 5, 1999 as Exhibits 99.1 and 99.2 hereto.

Item 7.  Exhibits

         99.1     Press release dated January 19, 1999

         99.2     Press release dated February 5, 1999


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 11, 1999                     FRESH FOODS, INC.



                                             By: /s/ James E. Harris
                                                 -----------------------------
                                                 James E. Harris
                                                 Executive Vice President
                                                   and Chief Financial Officer